Exhibit 99.2

SUPPLEMENT NO. 4 TO SECOND AMENDED AND RESTATED INDENTURE

and

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED
CUSTODIAN AGREEMENT

and

AMENDMENT NO. 2 TO ANNEX A TO SECOND AMENDED AND RESTATED INDENTURE and

SECOND AMENDED AND RESTATED SALE AND SERVICING AGREEMENT

This SUPPLEMENT NO. 4 TO SECOND AMENDED AND RESTATED INDENTURE AND AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CUSTODIAN AGREEMENT AND AMENDMENT NO. 2 TO ANNEX A TO SECOND AMENDED AND RESTATED INDENTURE AND SECOND AMENDED AND RESTATED SALE AND SERVICING AGREEMENT, dated as of November 2, 2005 (this "Amendment and Supplement"), is entered into among AMERICREDIT MASTER TRUST, as Issuer, AMERICREDIT FUNDING CORP. VII ("AFC"), as a Seller, AMERICREDIT FINANCIAL SERVICES, INC. ("AmeriCredit"), as a Seller, as Custodian and as Servicer, and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION ("JPMorgan Chase"), as successor in interests to JPMorgan Chase Bank as successor in interests to BANK ONE, NA, as Backup Servicer, Trustee and Trust Collateral Agent and DEUTSCHE BANK TRUST COMPANY AMERICAS (the "Administrative Agent").

RECITALS

    The Issuer, AFC, in its capacity as a Seller, AmeriCredit, in its capacity as a Seller and Servicer, and JPMorgan Chase, in its capacity as Backup Servicer and Trust Collateral Agent, are parties to that certain Second Amended and Restated Sale and Servicing Agreement dated as of November 5, 2003 (as previously amended and as amended, supplemented or otherwise modified from time to time, the "Sale and Servicing Agreement").

    The Issuer, JPMorgan Chase, in its capacity as Trustee and Trust Collateral Agent, and the Administrative Agent are parties to that certain Second Amended and Restated Indenture dated as of November 5, 2003 (as previously supplemented and as amended, supplemented or otherwise modified from time to time, the "Indenture").

    JPMorgan Chase, in its capacity as Trust Collateral Agent, AmeriCredit, as Custodian, and the Administrative Agent are parties to that certain Second Amended and Restated Custodian Agreement dated as of November 5, 2003 (as previously supplemented and as amended, supplemented or otherwise modified from time to time, the "Custodian Agreement").

    Annex A to the Sale and Servicing Agreement and the Indenture (as previously amended and as amended, supplemented or otherwise modified from time to time, "Annex A") defines certain capitalized terms that are used in the Sale and Servicing Agreement and the Indenture.

    The parties hereto desire to amend and supplement Annex A, the Custodian Agreement and the Indenture as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

    Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Sale and Servicing Agreement or the Indenture shall have the same meanings herein as therein.
    Amendment to Indenture.
      Section 3.24 of the Indenture is amended by deleting such Section in its entirety and substituting, in lieu thereof, the following:

      3.24 Ratings Reaffirmations. On each Ratings Reaffirmation Date or within 30 days thereafter, the Servicer shall obtain from each Rating Agency written reaffirmations that each Class of Notes have at least the Requisite Ratings and shall distribute copies thereof to the Administrative Agent and the Agents.

      Section 5.1 of the Indenture is amended by deleting clause (xiv) in its entirety and substituting, in lieu thereof, the following:

      (xiv) Any Class of Notes does not have at least the Requisite Ratings from each Rating Agency;

      Section 12.6(a) of the Indenture is hereby amended by deleting the last paragraph of such Section in its entirety and substituting, in lieu thereof, the following:

      If either the Class D Notes or the Class E Notes have not been rated by the Rating Agencies, then the Servicer, on behalf of the Trustee, shall maintain records of all amounts borrowed and repaid on such Notes.

      Schedule 2 to the Indenture is hereby amended and supplemented by deleting such Schedule in its entirety and substituting, in lieu thereof, the Schedule set forth as Exhibit A hereto.
      Annex B to the Indenture is amended by deleting clause (6) in its entirety and substituting, in lieu thereof, the following:

    6. Possession of Original Contracts; Control of Electronic Chattel Paper. The Servicer, as Custodian on behalf of the Issuer, has in its possession all original copies of the contracts that constitute or evidence the Receivables which are tangible chattel paper.

    Only one authoritative copy (within the meaning of the UCC) of each contract that constitutes or evidences a Receivable which is electronic chattel paper exists. Each such authoritative copy (a) is unique, identifiable and unalterable (other than with the participation of the Custodian on behalf of the Trust Collateral Agent in the case of an addition or amendment of an identified assignee and other than a revision that is readily identifiable as an authorized or unauthorized revision), (b) has been communicated to and is maintained by the Electronic Chattel Paper Sub-Custodian on behalf of the Custodian for the benefit of the Trust Collateral Agent.

    Issuer has confirmed that the authoritative copy of each contract that constitutes or evidences a Receivable which is electronic chattel paper does not have any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Trust Collateral Agent.

    Issuer has marked all copies of each contract that constitutes or evidences a Receivable which is electronic chattel paper other than the authoritative copy with a legend to the following effect: "Copy of Authoritative Copy."

    Each Receivable which is electronic chattel paper has been established in a manner such that (a) all copies or revisions that add or change an identified assignee of the authoritative copy of each contract that constitutes or evidences the Receivable must be made with the participation of the Custodian on behalf of the Trust Collateral Agent and (b) all revisions of the authoritative copy of each contract that constitutes or evidences the Receivables must be readily identifiable as an authorized or unauthorized revision.

    Issuer has received a written acknowledgement from the Electronic Chattel Paper Sub-Custodian that the Electronic Chattel Paper Sub-Custodian is acting solely as agent of the Custodian for the benefit of the Trust Collateral Agent with respect to the Receivables which are electronic chattel paper.

    The authoritative copy of each contract that evidences or constitutes a Receivable which is electronic chattel paper and which has been communicated to the Electronic Chattel Paper Sub-Custodian has no marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than Trust Collateral Agent.

    Amendment to Custodian Agreement.
      The Custodian Agreement is hereby amended by replacing Section 2.10(b) with the following:

    (b) The Custodian will confirm with the Electronic Chattel Paper Sub-Custodian that the authoritative copy of each contract that constitutes or evidences a Receivable which is electronic chattel paper does not have any marks or notations indicating it has been pledged, assigned or otherwise conveyed to any Person other than the Trust Collateral Agent.

    Amendments to Annex A. Annex A is hereby amended as follows:
      The definitions of "Eligible Deposit Account", "Rating Agency", "Rating Agency Condition" and "Requisite Ratings" are amended by deleting such definitions in their entireties and substituting, in lieu thereof, respectively, the definitions set forth below:

    "Eligible Deposit Account" means a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each of Moody's and Standard & Poor's in one of its generic rating categories which signifies investment grade.

    "Rating Agency" means Standard & Poor's.

    "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each Rating Agency shall have notified the Sellers, the Servicer, the Agents, the Administrative Agent, the Trustee, the Owner Trustee, the Issuer and the Trust Collateral Agent in writing that such action will not result in a reduction or withdrawal of the then current rating of any Class of Notes.

    "Requisite Ratings" means with respect to each Class of Notes not held by AmeriCredit or its Affiliates, the ratings (or the equivalent ratings) from each Rating Agency set forth opposite such Class of Notes below.

Class	Rating
A-1 and A-2	AAA
B	AA
C and S	A
D	BBB
E	BB

  Effect of Amendment and Supplement. Except as expressly amended and modified by this Amendment and Supplement, all provisions of Annex A, the Custodian Agreement and the Indenture shall remain in full force and effect. After this Amendment and Supplement becomes effective, all references in Annex A, the Custodian Agreement and the Indenture to "this Indenture", "this Custodian Agreement", "hereof", "herein" or words of similar effect referring to Annex A, the Custodian Agreement or the Indenture shall be deemed to be references to Annex A, the Custodian Agreement or the Indenture, respectively, as amended by this Amendment and Supplement. This Amendment and Supplement shall not be deemed to expressly or impliedly waive, amend or supplement any provision of Annex A, the Custodian Agreement or the Indenture other than as expressly set forth herein.
  Effectiveness. This Amendment and Supplement shall become effective as of the date hereof upon receipt by the Trustee of counterparts of this Amendment and Supplement (whether by facsimile or otherwise) executed by each of the other parties hereto and of consent hereto by Noteholders representing 100% of the Class A Notes, the Class B Notes and the Class C Notes, satisfaction of the Rating Agency Condition and receipt by the Trustee of an opinion of counsel satisfying the requirements of Section 11.1 of the Sale and Servicing Agreement and Section 9.3 of the Indenture.
  Counterparts. This Amendment and Supplement may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
  Governing Law. This Amendment and Supplement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.
  Section Headings. The various headings of this Amendment and Supplement are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment and Supplement, Annex A, the Custodian Agreement or the Indenture or any provision hereof or thereof.
  Representations and Warranties. Each of the Issuer, AFC and AmeriCredit as applicable, represent and warrant that (i) all of their respective representations and warranties set forth in the Sale and Servicing Agreement, the Custodian Agreement and the Indenture are true and accurate in all material respects as though made on and as of the date hereof (except representations and warranties which relate to a specific date, which were true and correct as of such date) and (ii) no Servicer Termination Event or Event of Default under either the Sale and Servicing Agreement or the Indenture, and no Termination Event under any Note Purchase Agreement, has occurred and is continuing.

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IN WITNESS WHEREOF, the parties have executed this Amendment and Supplement as of the date first written above.

AMERICREDIT MASTER TRUST, as Issuer

By: DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee on behalf of the Trust

By:
Name:
Title:

AMERICREDIT FUNDING CORP. VII, as Seller

By:
Name:
Title:

AMERICREDIT FINANCIAL SERVICES, INC. , as Seller and Servicer

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as successor in interests to Bank One, N.A., as Backup Servicer, Trust Collateral Agent and Trustee

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

The undersigned hereby consent to the amendment of Annex A, the Sale and Servicing Agreement and the Indenture pursuant to the foregoing Amendment No. 3, Supplement No. 4 and Amendment No. 2.

[NAME OF COMMITTED PURCHASER],

as [Class A-1 Committed Purchaser, Class A-2 Committed Purchaser, Class B Committed Purchaser, Class C Committed Purchaser[, Class S Committed Purchaser] and Agent]

By:_________________________

Name:

Title:

By:_________________________

Name:

Title:

[AGREED AND CONSENTED TO:]

[NAME OF CONDUIT PURCHASER],

as [Class A Owner, Class B Owner [and] Class C Owner[, and Class S Owner]]

By:_________________________

Name:

Title: